EXHIBIT 32.1

 CERTIFICATION PURSUANT TO
 18 U.S.C. 1350,
 AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of The Custom Restaurant & Hospitality Group, Inc. (the “Company”) on Form 10-Q for the quarter ended April 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Robert L. Jennings, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350, as adopted), that:

1.           The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 18, 2009
	By:	/s/ Robert L. Jennings
Robert L. Jennings
Chairman, Chief Executive Officer and Chief Financial Officer